Exhibit 10.2
                              Amendatory Agreement



     This  Amendment  is  entered  into this 21St day of  April,  1997,  between
SOUTHERN  NATURAL  GAS  COMPANY   ("Company")  and  ATLANTA  GAS  LIGHT  COMPANY
("Shipper").

                                    RECITALS:

     1 Company and Shipper are parties to a firm transportation agreement dated September 1, 1994 (#902470) for 100,000 Mcf per day, as amended March 1, 1995 and August 23, 1996 (the "September FT Agreement"), a firm transportation agreement dated November 1, 1994 (#904460), as amended March 1, 1995, June 1, 1995, and August 23, 1996, for 253,812 Mcf per day (the "November FT Agreement"), a no-notice firm transportation agreement dated November 1, 1994 (#904460), as amended March 1, 1995 and August 23, 1996, for 406,222 Mcf per day (the "FT-NN Agreement"), and a contract storage service agreement dated November 1, 1994 as amended March 1, 1995 and August 23, 1996, (#S20150) for 20,117,674
Mcf (the "CSS Agreement");

     2. Shipper has notified Company that it desires to extend the term of the September FT Agreement, the November FT Agreement, the FT-NN Agreement, and the CSS Agreement as provided below.

                                   AGREEMENTS:

     In consideration for the premises and the mutual promises and covenants contained herein, the parties agree as follows:

     1 . Section 4.1 of the September FT Agreement shall be deleted in its entirety and the following Section 4. 1 substituted therefor:

              4.1          Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through August 31, 2002, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or any subsequent yearly extension.

     2. The Second Revised Exhibit E to the September FT Agreement shall be deleted in its entirety and the Third Revised Exhibit E attached hereto shall be substituted therefor.

     3. The First Revised Exhibit B to the November FT Agreement and the FT-NN Agreement shall each be deleted in its entirety and the Second Revised Exhibit B attached hereto shall be substituted therefor.

     4. Section 4.1 of the November FT Agreement shall be deleted in its entirety and the following Section 4. 1 substituted therefor:

              4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in fun force and effect for a primary term through the following dates: (a) April 30, 2007, for 108,905 Mcf per day of Transportation Demand and June 30, 2007, for 1,000 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each after the end of each primary term for the specified volume, unless and until canceled with respect to the associated volume by either party giving 180 days written notice to the other party prior to the end of the specified primary term or any yearly extension thereof; (b) August 31, 2003, for 21,139 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or subsequent yearly extension; and (c) August 31, 2002, for 122,768 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or subsequent yearly extension.

     5. Section 4. 1 of the FT-NN Agreement shall be deleted in its entirety and the following Section 4. 1 substituted therefor:

              4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) August 3l, 2003, for 24,133 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or subsequent yearly extension; and (b) August 31, 2002, for 382,089 Mcf per day .. of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or subsequent yearly extension.

     6. Section 4.1 of the CSS Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

              4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) August 3l, 2003, for 1,195,179 Mcf per day of Maximum Storage Quantity and shall continue and remain in force and effect for successive terms of one year each thereafter if, the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or subsequent yearly extension; and
                             (b) August 31, 2002, for 18,922,495 Mcf per day of Maximum Storage Quantity and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 365 days prior to the end of the primary term or subsequent yearly extension.

     7. This Amendatory Agreement is subject to a condition subsequent that the FERC issue an order approving Company's certificate application and facilities design in its upcoming expansion filing in Docket No. CP97- to provide additional firm service to customers in eastern Tennessee and elsewhere in Zones 2 and 3 (the "ET Phase II Application"). If the FERC either (i) does not issue an order approving the ET Phase II Application by June 1, 1999, or (ii) approves the ET Phase II Application but modifies the ET Phase II facilities design, in the ET Phase II certificate proceeding or in any other proceeding, in a manner that is unacceptable to Company or Shipper, then either Company or Shipper may terminate this Amendatory Agreement upon 30 days written prior notice to the other party, to be given no later than 30 days after the occurrence of such event described in (i) or (ii). If such termination occurs before March 1, 1999, the terms of the Amendatory Agreement between Company and Shipper dated August 23, 1996 shall continue to apply as provided therein. If such termination occurs after March 1, 1999, but before August 31, 2002, the terms of such August 23, 1996 Amendatory Agreement shall continue to apply as provided therein and all of the service agreements described in such Amendatory Agreement with terms ending on March 1, 1999, or March 1, 2000, and the discounted reservation rate under the September FT Agreement, shall be extended through the later of (a) February 28, 2000, or (b) a date six months after the termination of this Amendatory Agreement pursuant to this paragraph 7.

     8. Except as provided herein, the September FT Agreement, the November FT Agreement, the FT-NN Agreement, and the CSS Agreement shall remain in full force and effect as written.

     9. This Amendment is subject to all applicable, valid laws, orders, rules, and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

     WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.

ATTEST:                                 SOUTHERN NATURAL GAS COMPANY

By:         /s/ James J. Cleary         By:      /s/ James E. Moylan, Jr.
Title:      Vice President              Title:   President

ATTEST:                                 ATLANTA GAS LIGHT COMPANY



By: /s/ Charlie J. Lail                 By:      /s/ Thomas H. Benson

Title:  Sr. V.P.                        Title:   Executive Vice President
                                                 and Chief Operating Officer

                                                    Service Agreement No. 902470

                                  THIRD REVISED

                                    EXHIBIT E

                              DISCOUNT INFORMATION
Discounted Rates:

         (1) The Reservation Charge under this Agreement shall be the lesser of (i) $10.50/Mcf ($10.284/dt effective January 1,
                  1997), or (ii) the maximum lawful applicable reservation charge as approved by the FERC and in effect from time to time;

         (2) The applicable GSR Cost Surcharge and GSR Volumetric Surcharge shall be capped at 50% each;

         (3) All other surcharges shall be assessed at full rate under this Agreement.


Discounted Rate Effective from 3/1/95 through 8/31/2002


/s/ Thomas H. Benson                    /s/ James E. Moylan, Jr.
ATLANTA GAS LIGHT COMPANY               SOUTHERN NATURAL GAS COMPANY

                                    Exhibit B
                                                        Second Revised Exhibit B
                                 Page No. 1 of 5
                                                       Effective Date 1997/05/01

ATLANTA GAS LIGHT COMPANY

The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system. Pages I through 3 of this exhibit reflect Maximum Daily Delivery Quantities for FT Service Agreement No. 904460 and FT-NN Service Agreement No. 904461.


 Delivery                          Delivery           MDDQ            Meter       Capability  Cont.
   Point                             Point             in             Daily         Hourly    Press.
Description                          Code             MCF            (Mcf/d)        (Mcf/h)   (psig)    Notes
-----------                          ----             ---            -------        -------   ------    -----

Atlanta Area                        683600          255,814                                                    A
   Fulton Ind'ial                   910800                            48,000         2,000    Line
   East Point                       911000                            20,000         1,000    Line        200# - 335#
   So. Atlanta #1                   911300                           137,000         8,200    290
   Sewell Road                      911400                           270,000        14,000    Line         < 335#, B
   So. Atlanta #2                   911600                           172,000         7,165    Line
  Marietta                          912200                            50,000         3,000    Reg       300# - 500#, F
   Hampton                          913000                             4,200           252    290
AGL Farm Taps                       907000
Chatsworth                          907600            2,127                                   Line
Catoosa County                      907800              258                                   300
Ringgold                            908000            3,814                                   275
Macon Area                          911500           53,916                                                    A
   North Macon                      915400                            50,000         3,000    Line
   East Macon                       915500                            27,500         1,700    Line
   West Macon                       915600                            14,400           864    Line
   Macon-Mville #l                  915800                            89,395         5,360    Line             D
   Macon-Mville #2                  915900                            60,000         3,600    Line             D
   Jeffersonville                   918200                             2,110           126    Line           >400#
Savannah Area                       911800           69,327                                                    A
   Savannah #1                      934600                            30,000         1,800    125
   Savannah #2                      934700                            46,500         2,790    Line           >300#
   Savannah #3                      934800                             6,000           250    150
   Savannah #4                      934900                            28,800         1,200    Line           >400#
   Plant McIntosh                   935000                            69,327         8,703    Line           >400#
Griffin                             913400           18,750                                   290
Forsyth                             917200            2,073                                   Line


                                    Exhibit B
                                                        Second Revised Exhibit B
                                 Page No. 2 of 5
                                                       Effective Date 1997/05/01

ATLANTA GAS LIGHT COMPANY

The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system. Pages I through 3 of this exhibit reflect Maximum Daily Delivery Quantities for FT Service Agreement No. 904460 and FT-NN Service Agreement No. 904461.



 Delivery                          Delivery           MDDQ            Meter       Capability  Cont.
   Point                             Point             in             Daily         Hourly    Press.
Description                          Code             MCF            (Mcf/d)        (Mcf/h)   (psig)    Notes
-----------                          ----             ---            -------        -------   ------    -----
Zebulon                             917400             555                                    Line
Thomaston                           917600           7,406                                    150
Barnesville                         917800           3,567                                    250
Jackson                             918000           2,385                                    Reg       400# - 600#
Danville                            918400             350                                    400
Dexter                              918600             410                                    400
AGL-Laurens Co.                     918700          46,817                                    Line      >700#,E
Warrenton                           930600           4,429                                    325
Blythe                              931600             160                                    300
Sandersville                        932500           6,430                                    Line      >700#
S'field-Guyton                      934200             850                                    Reg       380# - 400#
Rome Area                           940013          29,971                                              A
   Rome #1                          904200                           13,300          800      Line      >450#
   Rome #2                          904300                           20,000        1,100      260
   Rome #3                          904400                           11,000          540      Line      >400#
   Shannon                          906200                            1,300           70      150       C
Augusta Area                        940016          69,381                                              A
   Augusta #1                       932000                           53,140        3,188      400
   Augusta #2                       932100                           35,000        1,500      Line
   Augusta #3                       932200                           18,333        1,100      500
   Augusta #4                       932300                           19,200          800      Line
New-Yat-Dal Area                    940018          47,162                                              A
   Villa Rica                       909400                            1,875          113      150
   Dallas #2                        909800                            9,600          400      300
   Yates Junction                   910100                           20,400          850      Line
   Newnan Junction                  910200                            8,500          492      Line
   Douglasville                     910400                           10,800          450      Line      >250#


                                    Exhibit B
                                                        Second Revised Exhibit B
                                 Page No. 3 of 5
                                                       Effective Date 1997/05/01
ATLANTA GAS LIGHT COMPANY

The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system. Pages I through 3 of this exhibit reflect Maximum Daily Delivery Quantities for FT Service Agreement No. 904460 and FT-NN Service Agreement No. 904461.



 Delivery                          Delivery           MDDQ            Meter       Capability  Cont.
   Point                             Point             in             Daily         Hourly    Press.
Description                          Code             MCF            (Mcf/d)        (Mcf/h)   (psig)    Notes
-----------                          ----             ---            -------        -------   ------    -----
Calhoun Area                        940019           4,552                                              A
   Calhoun #1                       907200                            9,640        578        230
   Calhoun #2                       907300                            9,640        402        Line      >350#
Ctown-Rmart Area                    940020          10,321                                              A
   Cedartown                        903600                            7,300        430        250
   Rockmart                         903800                            7,800        470        250
Car'llton Area                      940026          19,209                                              A
   Bowden                           902800                            1,560        65         300
   Bremen                           903000                            5,544        231        300
   Carrollton                       909000                           16,152        673        310
   Temple                           909200                            1,200        50         150


GRAND TOTAL                                        660,034





Atlanta Gas Light Company               Southern Natural Gas Company

By:  /s/ Thomas H. Benson               By:      /s/ James J. Cleary
                                                 Vice President
Date:    5/6/97                         Date:    5/1/97

                                    Exhibit B
                                                        Second Revised Exhibit B
                                 Page No. 4 of 5
                                                       Effective Date 1997/05/01

ATLANTA GAS LIGHT COMPANY

The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through SoNet, Company's electronic computer system. Page 4 of this exhibit reflects Maximum Daily Delivery Quantities for FT Service Agreement No. 902470.


 Delivery                             Delivery       MDDQ           Meter          Capability  Cont.
   Point                              Point          in             Daily          Hourly      Press.
Description                           Code           MCF            (Mcf/d)        (Mcf/h)     (psig)      Notes
-----------                           ----           ---            -------        -------     ------      -----

Atlanta Area                          683600         100,000                                               A
   Fulton lnd'ial                     910800                         48,000         2,000      Line
   East Point                         911000                         20,000         1,000      Line        200# - 335#
   So. Atlanta #1                     911300                        137,000         8,200       290
   Sewell Road                        911400                        270,000        14,000      Line        < 335#, B
   So. Atlanta #2                     911600                        172,000         7,165      Line
   Marietta                           912200                         50,000         3,000       Reg        300# - 500#, F
   Hampton                            913000                          4,200           252       290

GRAND TOTAL                                          100,000









Atlanta Gas Light Company               Southern Natural Gas Company

By:   /s/ Thomas H. Benson              By:    James J. Cleary
                                               Vice President

Date:   5/6/97                          Date:    5/1/97

                                    Exhibit B
                                                         First Revised Exhibit B
                                 Page No. 5 of 5
                                                       Effective Date 1998/11/01


Atlanta Gas Light Company
Service Agreement Nos. 904460, 904461 and 902470


      (A) Company's obligation to deliver gas at each measurement station comprising this Delivery Point is limited to the delivery capacity of Company's facilities (at the measurement station and of the upstream pipelines serving said station) as it exists from time to time.

      (B) At a delivery pressure of 300 PSIG, the maximum hourly rate will be 12,000 Mcf; and the maximum daily rate 258,470 Mcf.

      (C) Maximum hourly rate to be 80 Mcf upon the installation of additional meter (after notification by purchaser) when required increased load.

      (D) In accordance with ordering Paragraph (B) of the Commission's Order issued December 27, 1973, in Docket No. CP74-7, combined deliveries through the Macon-Milledgeville No. 1 and No. 2 Meter Stations for any calendar year may not exceed 20,047,991 Mcf.

      (E) The maximum hourly volume under Section 10.2 of the General Terms and Conditions of Company's FERC Gas Tariff shall be the lesser of 6% of the MDDQ or 2,200 Mcf/h.

      (F) Notwithstanding the provisions of Note A to this Exhibit B, once the facilities proposed in Company's phase II expansion filing to serve customers in East Tennessee in Docket No. CP97-____ are placed in service, Company's obligation will be to provide delivery capacity to the Marietta Delivery Point of 4,000 Mcf of gas per hour on a steady state basis within AGL's firm transportation capacity of 355,814 Mcf/d for the Atlanta Area. The maximum hourly volume for the Atlanta Area Delivery Point under
      Section 10.2 of the General Terms and conditions of Company's FERC Gas Tariff shall be 6% of Shipper's total MDDQ for the Atlanta Area Delivery Point.